THE AVATAR
                                ADVANTAGE EQUITY
                                ALLOCATION FUND

--------------------------------------------------------------------------------

















                               SEMI-ANNUAL REPORT


















--------------------------------------------------------------------------------
                            For the Six Months Ended
                                 June 30, 2000

                                   THE AVATAR
                                ADVANTAGE EQUITY
                                ALLOCATION FUND


August  2000

Dear Shareholder,

We are pleased to report on the progress of the AVATAR ADVANTAGE EQUITY ALLOCATION FUND for the six months ended June 30, 2000. For the period, Avatar's asset allocation philosophy--participating in market gains during market upswings while protecting those gains against loss during market downturns--helped the Fund realize a total return of 4.71% (not including the sales charge). The fully invested S&P 500 Index was down (0.42%) for the same period. For the first half of the year, Avatar's equity position slowly decreased in response to various indicators that pointed to a slowdown. Our exposure ranged between 70% and 85% invested in equities and the remainder in cash.

2000 -- THE FIRST SIX MONTHS IN REVIEW

For a period encompassing the start of the new millennium, the markets began on a strong note, peaking in March then beginning a volatile downward turn that had seasoned investment professionals holding their breath or jumping ship or both.

The first quarter of the year saw the Fund begin with an 85% invested exposure to equities. This reflected Avatar's moderately negative research, caused primarily by the rising interest rate environment. As the quarter progressed the U.S. economy remained strong, with the predicted slowdown pushed back by economists to later in the year. Strong consumer demand powered the economy along with first quarter GDP coming in at 5.4%. First quarter earnings reports were above expectations but the market's fixation on possible Fed tightening moves prevented this good news from translating into higher share prices for the reported issues. We trimmed exposure during the latter part of the quarter while raising the cash allocation. Again market leadership rotated between New Economy issues and Old Economy issues, dot-com companies and old standbys. The first quarter ended with the S&P 500 Index up slightly and the NASDAQ up greatly. The Fund beat the S&P 500 results but trailed the NASDAQ for the quarter.

The second quarter began with investment equity exposure around 80%. The environment worsened as the economy remained strong and interest rate hike fears increased. Momentum turned negative as the tech sector was hit hard, led by declining internet stocks. NASDAQ suffered a 13% downturn for the quarter, ending the 6 month period in negative territory. Equity exposure dipped to 70% before rising again as the second quarter came to a close. Stock selection for the period was made more difficult due to volatility caused by a combination of lower trading volume and sharp sector rotation. Our portfolio, oriented toward large capitalization stocks and healthy amounts of cash, helped the Fund beat both the S&P 500 and the NASDAQ returns in the second quarter and for the 6 month period, also. The Fund's focus on technology, consumer staples and healthcare benefited it. Drug industry and energy stocks in the portfolio also contributed to performance. Cyclical stocks in basic industries and consumer spending were underweight, hence limiting losses suffered by these groups.

2000 -- SECOND HALF MARKET OUTLOOK

Corporate earnings for the second quarter appear to be poised to surpass analysts' expectations and analysts have revised upward third and fourth quarter projected earnings to come in at the low double-digit range. If correct, whether stock prices increase as a result of these favorable developments remains to be seen. The strong growth in corporate profits and the generally favorable positive flows of funds into the equity market have added impetus to a favorably developing economic backdrop. Continued favorable (or benign) economic reports will ease anxiety over possible moves by the Federal Reserve.

We continue to be concerned about the narrow stock market leadership and the lowered trading volume. Broadening of the market would be a welcome and healthy development. We are also concerned about the up-tick in inflation, silently resonating in various economic reports. We remain in a neutral weight in our equity exposure, awaiting further signals, before making any adjustments. Where warranted, we will make investments in sectors poised for good returns. We expect continued market volatility since no sector has assumed any type of leadership role. Our use of cash will serve us well as we study the economy's roadmaps.

Our goal at Avatar is to successfully evaluate current investment risk and successfully alter the portfolio mix to reflect the current environment. We anticipate reaching that goal for the full year.

Sincerely,

/s/ Charles White

Charles White
Portfolio Manager
President--Avatar Investors Associates Corp.

FOOTNOTES:

Past performance is not predictive of future performance. Fund share value fluctuates and an investor may have a gain or loss when shares are redeemed.

The Fund's average annual total return for the period from inception on December 3, 1997 (commencement of operations) through June 30, 2000 was 18.44%. The Fund's total return for the one-year ended June 30, 2000 was 15.33%. If the maximum sales charge was reflected, the Fund's returns for the same periods would have been 16.34% and 10.14%, respectively.

The S&P 500 Stock Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The NASDAQ Stock Market is the largest electronic, screen-based market in the world with over 5,100 companies listed.

Indexes do not incur expenses and are not available for direct investment.

The Fund is distributed by First Fund Distributors Inc., Phoenix, AZ.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS at June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 82.4%

ADVERTISING: 0.7%
   1,100  Omnicom Group, Inc. ....................................  $    97,969
                                                                    -----------
AEROSPACE - DEFENSE: 0.6%
   1,300  United Technologies Corporation ........................       76,537
                                                                    -----------
BANKING: 0.9%
   2,700  The Chase Manhattan Bank ...............................      124,369
                                                                    -----------
BEVERAGES - ALCOHOLIC: 1.8%
   3,400  Anheuser-Busch Companies, Inc. .........................      253,937
                                                                    -----------
CHEMICALS: 0.8%
   2,400  E. I. du Pont de Nemours and Co. .......................      105,000
                                                                    -----------
COMMERCIAL BANKS: 1.2%
   3,800  Silicon Valley Bancshares ..............................      161,975
                                                                    -----------
COMPUTERS - MICRO: 3.5%
   1,900  Dell Computer Corporation* .............................       93,694
   1,500  International Business Machines Corporation ............      164,344
   2,400  Sun Microsystems, Inc.* ................................      218,250
                                                                    -----------
                                                                        476,288
                                                                    -----------
COMPUTERS - NETWORKING PRODUCTS: 3.7%
   5,500  Cisco Systems, Inc.* ...................................      349,594
     500  Juniper Networks, Inc.* ................................       72,781
   1,100  Network Appliance, Inc.* ...............................       88,550
                                                                    -----------
                                                                        510,925
                                                                    -----------
COMPUTERS - PERIPHERALS: 2.5%
   4,400  EMC Corporation* .......................................      338,525
                                                                    -----------
COMPUTERS - SOFTWARE: 5.0%
     400  Brocade Communications Systems, Inc. ...................       73,394
   4,100  Microsoft Corporation* .................................      328,000
   1,700  Oracle Corporation* ....................................      142,906
   1,100  VERITAS Software Corporation* ..........................      124,317
                                                                    -----------
                                                                        668,617
                                                                    -----------
CONSUMER STAPLES: 1.0%
   2,300  Colgate-Palmolive Company ..............................      137,712
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES: 4.5%
   3,300  American Express Company ...............................      172,012
   2,200  Citigroup Inc. .........................................      132,550
   1,300  Fannie Mae .............................................       67,844
   3,000  Morgan Stanley Dean Witter & Co. .......................      249,750
                                                                    -----------
                                                                        622,156
                                                                    -----------
DIVERSIFIED MANUFACTURING: 3.2%
   5,400  General Electric Company ...............................      286,200
   1,800  Minnesota Mining and Manufacturing Company .............      148,500
                                                                    -----------
                                                                        434,700
                                                                    -----------
DRUGS & PHARMACEUTICALS: 5.5%
   1,500  Johnson & Johnson ......................................      152,812
   6,325  Pfizer Inc. ............................................      303,600
   6,000  Schering-Plough Corporation ............................      303,000
                                                                    -----------
                                                                        759,412
                                                                    -----------
ELECTRIC - INTEGRATED: 1.8%
   2,900  Dominion Resources, Inc. ...............................      124,337
   2,200  Duke Energy Corporation ................................      124,025
                                                                    -----------
                                                                        248,362
                                                                    -----------
ELECTRIC POWER: 1.6%
   4,800  The AES Corporation* ...................................      219,000
                                                                    -----------
ELECTRONIC COMPONENTS - SEMICONDUCTORS: 6.9%
   2,900  Intel Corporation ......................................      387,694
   3,200  JDS Uniphase Corporation* ..............................      383,600
   2,100  Xilinx, Inc. ...........................................      173,381
                                                                    -----------
                                                                        944,675
                                                                    -----------
ELECTRONICS: 3.3%
   3,000  Applied Materials, Inc.* ...............................      271,875
     800  Broadcom Corporation, Class A* .........................      175,150
                                                                    -----------
                                                                        447,025
                                                                    -----------
FINANCE - INVESTMENT BANKERS/BROKERS: 1.2%
   1,400  Merrill Lynch & Co., Inc. ..............................      161,000
                                                                    -----------

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------

FINANCIAL GUARANTEE INSURANCE: 0.5%
   1,300  The PMI Group, Inc. ....................................  $    61,750
                                                                    -----------
FOOD - DIVERSIFIED: 1.2%
   4,400  General Mills, Inc. ....................................      168,300
                                                                    -----------
FOOD - RETAIL: 1.1%
   6,800  The Kroger Co. .........................................      150,025
                                                                    -----------
FOOD - WHOLESALE: 0.5%
   1,600  Sysco Corporation ......................................       67,400
                                                                    -----------
HEALTHCARE: 1.1%
   3,000  Medtronic, Inc. ........................................      149,437
                                                                    -----------
INSURANCE - BROKERS: 1.1%
   1,400  Marsh & McLennan Companies, Inc. .......................      146,212
                                                                    -----------
INSURANCE - MULTILINE: 1.6%
   1,840  American International Group, Inc. .....................      216,200
                                                                    -----------
MEDIA: 1.1%
   2,000  Time Warner, Inc. ......................................      152,000
                                                                    -----------
MEDICAL - BIOMEDICAL GENETICS: 1.0%
   2,000  Baxter International Inc. ..............................      140,625
                                                                    -----------
OIL & GAS - DRILLING: 0.9%
   3,100  Nabors Industries, Inc.* ...............................      128,844
                                                                    -----------
OIL - DOMESTIC INTEGRATED: 0.2%
     425  Transocean Sedco Forex, Inc.* ..........................       22,711
                                                                    -----------
OIL - EXPLORATION & PRODUCTION: 2.3%
   3,000  Apache Corporation .....................................      176,438
   2,600  Devon Energy Corporation* ..............................      146,088
                                                                    -----------
                                                                        322,526
                                                                    -----------
PETROLEUM PRODUCTS: 1.9%
   3,300  Exxon Mobil Corporation ................................      259,050
                                                                    -----------
PIPELINES: 1.0%
   2,200  Enron Corporation ......................................      141,900
                                                                    -----------
RAILROADS: 0.5%
   2,000  Union Pacific Corporation ..............................       74,375
                                                                    -----------
RETAIL: 1.0%
   2,400  Wal-Mart Stores, Inc. ..................................      138,300
                                                                    -----------
RETAIL - BUILDING PRODUCTS: 2.0%
   5,400  The Home Depot, Inc. ...................................      269,663
                                                                    -----------
SUPER - REGIONAL BANKS: 0.9%
   2,000  Northern Trust Corporation .............................      130,125
                                                                    -----------
TELECOMMUNICATIONS: 2.3%
   6,900  MCI Worldcom Incorporated ..............................      316,538
                                                                    -----------
TELECOMMUNICATIONS - EQUIPMENT: 8.4%
     700  Corning Incorporated ...................................      188,912
   2,710  Lucent Technologies Inc. ...............................      160,568
   4,800  Nokia Corporation, ADR .................................      239,700
   2,200  Nortel Networks Corporation ............................      150,150
   3,000  QUALCOMM Incorporated* .................................      180,000
   2,200  Scientific-Atlanta, Inc. ...............................      163,900
     600  Sycamore Networks ......................................       66,225
                                                                    -----------
                                                                      1,149,455
                                                                    -----------
TELEPHONE: 1.9%
   3,100  BellSouth Corporation ..................................      132,138
   2,100  GTE Corporation ........................................      130,725
                                                                    -----------
                                                                        262,863
                                                                    -----------
TOTAL COMMON STOCKS (cost $8,140,192)+ ...........................   11,256,483
                                                                    -----------

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 2.8%

MONEY MARKET INVESTMENT: 2.1%
$ 290,010   Firstar Stellar Treasury Fund (cost $290,010) ........  $   290,010
                                                                    -----------
U.S. TREASURY OBLIGATIONS: 0.7%
  100,000   US Teasury Bills, 5.75%, 9/07/00 .....................       98,964
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (cost $388,957) .....................      388,974
                                                                    -----------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS: 13.9%
  300,000   Freddie Mac Discount Note, 6.30%, 7/11/00 ............      299,475
                                                                    -----------
1,600,000   Freddie Mac Discount Note, 6.36%, 7/11/00 ............    1,597,174
                                                                    -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
  (cost $1,896,648)+ .............................................    1,896,649
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES (cost $10,425,797): 99.1% ........   13,542,106
Other Assets less Liabilities: 0.9% ..............................      116,290
                                                                    -----------
NET ASSETS: 100.0% ...............................................  $13,658,396
                                                                    ===========

*    Non-income producing security.

+    Gross unrealized appreciation and depreciation of securities is as follows:

     Gross unrealized appreciation ...............................  $ 3,408,752
     Gross unrealized depreciation ...............................     (292,443)
                                                                    -----------
     Net unrealized appreciation .................................  $ 3,116,309
                                                                    ===========

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2000 (Unaudited)

ASSETS
  Investments in securities, at value (cost $10,425,797) ......      $13,542,106
  Receivables:
    Fund shares sold ..........................................           15,658
    Dividends and interest ....................................            3,412
  Deferred organization costs .................................           16,971
  Prepaid expenses and other assets ...........................          102,910
                                                                     -----------
      Total assets ............................................       13,681,057
                                                                     -----------

LIABILITIES
  Payables:
    Due to advisor ............................................            3,531
    Distribution fees .........................................            2,765
    Administration fees .......................................            2,466
  Accrued expenses ............................................           13,899
                                                                     -----------
      Total liabilities .......................................           22,661
                                                                     -----------

  NET ASSETS ..................................................      $13,658,396
                                                                     ===========

  NET ASSET VALUE AND REDEMPTION* PRICE PER SHARE
    [$13,658,396/1,059,865 shares outstanding; unlimited
    number of shares (par value $.01) authorized] .............      $     12.89
                                                                     ===========

  OFFERING PRICE PER SHARE ($12.89/.9550) .....................      $     13.50
                                                                     ===========

  COMPONENTS OF NET ASSETS
    Paid-in capital .............................................    $ 9,549,665
    Accumulated net investment income ...........................          9,030
    Accumulated net realized gain on investments ................        983,392
      Net unrealized appreciation on investments ................      3,116,309
                                                                     -----------
        Net assets ..............................................    $13,658,396
                                                                     ===========

* Redemption of shares held less than 1 year are subject to a 1% redemption fee payable to the Fund.

See accompanying Notes to Financial Statements.

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME
  Income
    Interest .................................................      $    70,438
    Dividends ................................................           39,470
                                                                    -----------
      Total income ...........................................          109,908
                                                                    -----------
  Expenses
    Advisory fees ............................................           58,023
    Distribution fees ........................................           17,066
    Administration fees ......................................           14,959
    Fund accounting fees .....................................           10,470
    Audit fees ...............................................            7,480
    Transfer agent fees ......................................            6,483
    Custody fees .............................................            3,989
    Legal fees ...............................................            3,989
    Deferred organization expense ............................            3,491
    Reports to shareholders ..................................            3,491
    Miscellaneous ............................................            2,992
    Trustee fees .............................................            1,883
    Registration expense .....................................            1,496
    Insurance expense ........................................              883
                                                                    -----------
      Total expenses .........................................          136,695
      Less: fees waived ......................................          (34,155)
                                                                    -----------
      Net expenses ...........................................          102,540
                                                                    -----------
        NET INVESTMENT INCOME ................................            7,368
                                                                    -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ...........................        1,132,209
  Net change in unrealized depreciation on investments .......         (523,887)
                                                                    -----------
    Net realized and unrealized gain on investments ..........          608,322
                                                                    -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...      $   615,690
                                                                    ===========

See accompanying Notes to Financial Statements.

                  THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                 SIX MONTHS ENDED      YEAR ENDED
                                                  JUNE 30, 2000#    DECEMBER 31, 1999
                                                  --------------    -----------------
NET INCREASE / (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income ........................   $      7,368       $     11,506
  Net realized gain on investments .............      1,132,209          1,425,102
  Net change in unrealized (depreciation)/
    appreciation on investments ................       (523,887)           810,363
                                                   ------------       ------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ..........................        615,690          2,246,971
                                                   ------------       ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net Investment Income ........................             --                 --
  Net realized gain on security transactions ...             --         (1,424,086)
  In excess of net realized gains ..............             --           (148,817)
                                                   ------------       ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS
      TO SHAREHOLDERS ..........................             --         (1,572,903)
                                                   ------------       ------------

CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets derived from net
    change in outstanding shares (a) ...........     (1,083,947)        (1,237,226)
                                                   ------------       ------------
    TOTAL DECREASE IN NET ASSETS ...............       (468,257)          (563,158)

NET ASSETS
  Beginning of period ..........................     14,126,653         14,689,811
                                                   ------------       ------------
  END OF PERIOD ................................   $ 13,658,396       $ 14,126,653
                                                   ============       ============

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

(a) A summary of capital share transactions is as follows:

                                     SIX MONTHS ENDED                YEAR ENDED
                                      JUNE 30, 2000#              DECEMBER 30, 1999
                                 ------------------------     ------------------------
                                  Shares         Value         Shares         Value
                                 --------     -----------     --------     -----------
Shares sold .................      34,091     $   430,540       77,232     $   926,857
Shares issued in reinvestment
  of distributions ..........          --              --      130,857       1,572,903
Shares redeemed .............    (121,761)     (1,514,487)    (301,355)     (3,736,986)
                                 --------     -----------     --------     -----------
Net decrease ................     (87,670)    $(1,083,947)     (93,266)    $(1,237,226)
                                 ========     ===========     ========     ===========

#    Unaudited.

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                              YEAR ENDED
                                          SIX MONTHS         DECEMBER 31,      DECEMBER 3, 1997*
                                             ENDED       --------------------     THROUGH
                                         JUNE 30, 2000#    1999        1998    DECEMBER 31,1997
                                         --------------    ----        ----    ----------------
Net asset value, beginning of period ...    $ 12.31      $ 11.84      $ 10.02      $ 10.00
                                            -------      -------      -------      -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ................       0.01         0.01         0.05         0.01
  Net realized and unrealized gain
    on investments .....................       0.57         1.98         2.48         0.02
                                            -------      -------      -------      -------
Total from investment operations .......       0.58         1.99         2.53         0.03
                                            -------      -------      -------      -------

LESS DISTRIBUTIONS:
  From net investment income ...........       0.00        (0.00)       (0.05)       (0.01)
  From net capital gains ...............       0.00        (1.52)       (0.64)       (0.00)
  Tax return of capital ................       0.00        (0.00)       (0.02)       (0.00)
Total distributions ....................       0.00        (1.52)       (0.71)       (0.01)
                                            -------      -------      -------      -------
Net asset value, end of period .........    $ 12.89      $ 12.31      $ 11.84      $ 10.02
                                            =======      =======      =======      =======

Total return ...........................       4.71%**     17.11%       25.81%        0.22%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .    $  13.7      $  14.1      $  14.7      $  20.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before expense reimbursement .........       2.00%+       1.99%        2.03%        1.52%+
  After expense reimbursement ..........       1.50%+       1.50%        1.50%        1.39%+

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS:
  After expense reimbursement ..........       0.11%+       0.08%        0.36%        0.47%+
  Portfolio turnover rate ..............      35.42%**    101.86%       79.95%        2.48%**

#   Unaudited.
*   Commencement of operations.
**  Not Annualized.
+   Annualized.

See accompanying Notes to Financial Statements.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2000 (Unaudited)

NOTE 1 - ORGANIZATION

     The Avatar Advantage Equity Allocation Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on December 3, 1997. The Fund's objective is to seek long-term capital appreciation by investing in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     D. DEFERRED ORGANIZATION COSTS. The Fund has incurred expenses of $35,000 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced operation.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended June 30, 2000, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. For the six months ended June 30, 2000, the Fund incurred $58,023 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.50% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended June 30, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $34,155; no amounts were reimbursed to the Advisor.

                   THE AVATAR ADVANTAGE EQUITY ALLOCATION FUND

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Fund asset level                          Fee rate
     ----------------                          --------
     Less than $15 million                     $30,000
     $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
     More than $150 million                    0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". During the six months ended June 30, 2000, the Fund paid the Distribution Coordinator in the amount of $17,066.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the six months ended June 30, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $3,954,901 and $5,926,182, respectively.

--------------------------------------------------------------------------------


                                     Advisor
                        AVATAR INVESTORS ASSOCIATES CORP.
                                900 Third Avenue
                            New York, New York 10022
                           www.avatar-associates.com

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                           425 Walnut Street M/L 6118
                              Cincinnati, OH 45202

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                          150 Motor Parkway, Suite 109
                            Hauppauge, New York 11788
                                  888-263-6452

                                  Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       345 California Street, 29th Floor
                        San Francisco, California 94104


--------------------------------------------------------------------------------

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

                                   THE AVATAR
                                    ADVANTAGE
                                  BALANCED FUND
--------------------------------------------------------------------------------














                               SEMI-ANNUAL REPORT


















--------------------------------------------------------------------------------
                            For the Six Months Ended
                                 June 30, 2000

                                   THE AVATAR
                                   ADVANTAGE
                                  BALANCED FUND


August 2000

Dear Shareholder,

We are pleased to report on the progress of the AVATAR ADVANTAGE BALANCED FUND for the six-month period ended June 30, 2000. For the period, Avatar's asset allocation philosophy--participating in market gains during rising markets while protecting capital during declining markets--helped the Fund realize a total return of 4.03% (not including the sales charge). The fully invested S&P 500 Index was down (0.42%) for the same period while the Lehman Brothers Govt./Corp. Bond Index was up 4.18% for the same period. For the first half of the year, Avatar maintained a fluctuating equity position. Our exposure ranged between 45% and 60% invested in equities, 35% to 45% in bonds and the remainder in cash.

2000 -- THE FIRST SIX MONTHS IN REVIEW

For a period encompassing the start of the new millenium, the markets began on a strong note, peaking in March then beginning a volatile downward turn that had seasoned investment professionals holding their breath, jumping ship or both.

The first quarter of the year saw the Fund begin with a 60% invested equity exposure with about 35% allocated to bonds. This reflected Avatar's moderately negative research, caused primarily by the rising interest rate environment. As the quarter progressed, the U.S. economy remained strong, with the predicted slowdown pushed back by economists to later in the year. Strong consumer demand powered the economy along with first quarter GDP coming in at 5.4% (later revised downward). First quarter earning reports were above expectations, but the market's fixation on possible Fed tightening moves prevented this good news from translating into higher share prices for the reported issues. We trimmed equity exposure below 50% during the latter part of the quarter while raising the fixed-income allocation. Again market leadership rotated between "new economy" and "old economy" issues, dot-com companies and old standbys. The first quarter ended with both the S&P 500 Index and the Lehman Bond Index up slightly. The Fund beat both indices handily for the quarter.

The second quarter began with investment equity exposure around 55%. The environment worsened, as the economy remained strong and interest rate hike fears increased. Momentum turned negative, as the technology sector was hit hard, led by declining Internet stocks. The NASDAQ suffered a 13% downturn for the quarter while the S&P 500 lost 2.7%. Equity exposure dropped below 50% once again before rising again as the second quarter came to a close. Stock selection for the period was made more difficult due to volatility caused by a combination of lower trading volume and sharp sector rotation. The Fed pushed short-term interest rates up by 50 basis points in May; the quarter ended with yields declining as prices rose. Our portfolio, oriented toward large capitalization stocks and healthy amounts of cash, helped the Fund beat both the S&P 500 and the Lehman Bond Index returns in the second quarter although all three experienced negative returns. The Fund's focus on technology, consumer staples and healthcare benefited it. Drug industry and energy stocks in the portfolio also contributed to performance. Cyclical stocks in the basic industries and consumer spending categories were underweight, hence limiting losses suffered by these groups.

2000 -- SECOND HALF MARKET OUTLOOK

Corporate earnings for the second quarter appear to be poised to surpass analysts' expectations. Analysts have revised upward third and fourth quarter projected earnings to come in at the low double-digit range. If correct, it remains to be seen whether stock prices increase as a result of these favorable developments. The strong growth in corporate profits and the generally favorable positive flows of funds into the equity market have added impetus to a favorably developing economic backdrop. We expect, as a consequence, that prospective GDP growth will extend the current business cycle into the longest expansion in economic history. Continued favorable (or benign) economic reports will ease anxiety over possible moves by the Federal Reserve.

We continue to be concerned about the narrow stock market leadership and the lowered trading volume. Broadening of the market would be a welcome and healthy development. We are concerned by the up-tick in inflation, silently resonating in various economic reports. On the bond side, the shrinking supply of treasury debt has resulted in a short supply of paper and richer yields. Our bond portfolios will continue to emphasize treasury holdings that we believe will continue to benefit from the favorable supply/demand fundamentals. We remain in a neutral weight in our equity exposure, awaiting further signals before making any adjustments. Where warranted, we will make investments in sectors poised for good returns. Our use of fixed-income instruments will serve us well as we study the economy's roadmaps.

Our goal at Avatar is to successfully evaluate current investment risk and successfully alter the portfolio mix to reflect the current environment. We anticipate reaching this goal for the full year.

Sincerely,

/s/ Charles White

Charles White
Portfolio Manager
President--Avatar Investors Associates Corp.

Past performance is not predictive of future performance. Fund share value fluctuates and an investor may have a gain or loss when shares are redeemed.

The Fund's average annual total return for the period from inception on January 13, 1998

(commencement of operations) through June 30, 2000 was 15.70%. The Fund's total return for the one-year ended June 30, 2000 was 13.11%. If the maximum sales charge was reflected, the Fund's returns for the same periods would have been 13.55% and 8.02%, respectively.

The S&P 500 Stock Index is a broad market capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lehman Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade domestic corporate debt issues and also includes Yankee Bonds.

Indexes do not incur expenses and are not available for direct investment.

The Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ.

                       THE AVATAR ADVANTAGE BALANCED FUND

SCHEDULE OF INVESTMENTS at June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
SHARES                                                                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 58.8%

ADVERTISING: 0.5%
   100    Omnicom Group, Inc.                                           $ 8,906
                                                                     ----------
AEROSPACE - DEFENSE: 0.3%
   100    United Technologies Corp.                                       5,887
                                                                     ----------
BANKING: 0.8%
   300    Chase Manhattan Bank (The)                                     13,819
                                                                     ----------
BASIC MATERIALS: 0.4%
   200    Union Pacific Corp.                                             7,437
                                                                     ----------
BEVERAGES - ALCOHOLIC: 1.3%
   300    Anheuser-Busch Companies, Inc.                                 22,406
                                                                     ----------
CHEMICALS: 0.5%
   200    E.I. du Pont de Nemours and Co.                                 8,750
                                                                     ----------
COMMERCIAL BANKS: 0.7%
   300    Silicon Valley Bancshares                                      12,787
                                                                     ----------
COMMUNICATIONS - TECHNOLOGY: 2.0%
   300    JDS Uniphase Corp.*                                            35,962
                                                                     ----------
COMPUTERS - MICRO: 4.6%
   100    Brocade Communications Systems, Inc.                           18,348
   200    Dell Computer Corp.*                                            9,862
   400    EMC Corp.*                                                     30,775
   100    International Business Machines Corp.                          10,956
   100    VERITAS Software Corp.*                                        11,302
                                                                     ----------
                                                                         81,243
                                                                     ----------
Computers - Networking Products: 2.2%
   500    Cisco Systems, Inc.*                                           31,781
   100    Network Appliance, Inc.*                                        8,050
                                                                     ----------
                                                                         39,831
                                                                     ----------
COMPUTERS - PERIPHERALS: 1.0%
   200    Sun Microsystems, Inc.*                                        18,187
                                                                     ----------
COMPUTERS - SOFTWARE: 2.3%
   300    Microsoft Corp.*                                               24,000
   200    Oracle Corp.*                                                  16,812
                                                                     ----------
                                                                         40,812
                                                                     ----------
CONSUMER STAPLES: 0.7%
   200    Colgate-Palmolive Co.                                          11,975
                                                                     ----------
Diversified Financial Services: 2.1%
   200    Citigroup, Inc.                                                12,050
   300    Morgan Stanley Dean Witter & Co.                               24,975
                                                                     ----------
                                                                         37,025
                                                                     ----------
DIVERSIFIED MANUFACTURING: 2.7%
   600    General Electric Co.                                           31,800
   200    Minnesota Mining and Manufacturing Co.                         16,500
                                                                     ----------
                                                                         48,300
                                                                     ----------
DIVERSIFIED OPERATIONS: 1.5%
   100    Corning, Inc.                                                  26,987
                                                                     ----------
DRUGS & PHARMACEUTICALS: 3.7%
   100    Johnson & Johnson                                              10,187
   550    Pfizer, Inc.                                                   26,400
   600    Schering-Plough Corp.                                          30,300
                                                                     ----------
                                                                         66,887
                                                                     ----------
ELECTRIC - INTEGRATED: 0.7%
   300    Dominion Resources Inc/Va                                      12,862
                                                                     ----------
ELECTRIC POWER: 1.3%
   500    AES Corp. (The)*                                               22,812
                                                                     ----------
ELECTRONIC COMPONENTS - SEMICONDUCTORS: 2.4%
   200    Intel Corp.                                                    26,738
   200    Xilinx, Inc.                                                   16,513
                                                                     ----------
                                                                         43,251
                                                                     ----------
FINANCE - INVESTMENT BANKERS/BROKERS: 0.6%
   100    Merrill Lynch & Co., Inc.                                      11,500
                                                                     ----------
Financial Guarantee Insurance: 0.5%
   200    PMI Group, Inc. (The)                                           9,500
                                                                     ----------

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES: 1.7%
   500    American Express Co.                                       $   26,063
   100    Federal National Mortgage Association                           5,219
                                                                     ----------
                                                                         31,282
                                                                     ----------
FOOD - DIVERSIFIED: 0.9%
   400    General Mills, Inc.                                            15,300
                                                                     ----------
FOOD - RETAIL: 0.9%
   700    Kroger Co. (The)                                               15,444
                                                                     ----------
FOOD - WHOLESALE: 0.5%
   200    Sysco Corp.                                                     8,425
                                                                     ----------
HEALTHCARE: 0.8%
   300    Medtronic, Inc.                                                14,944
                                                                     ----------
INSURANCE - BROKERS: 0.6%
   100    Marsh & McLennan Companies, Inc.                               10,444
                                                                     ----------
INSURANCE - MULTILINE: 1.4%
   213    American International Group, Inc.                             25,028
                                                                     ----------
MEDIA: 0.8%
   200    Time Warner, Inc.                                              15,200
                                                                     ----------
Medical - Biomedical Genetics: 0.8%
   200    Baxter International Inc.                                      14,063
                                                                     ----------
OIL & GAS - DRILLING: 0.7%
   300    Nabors Industries, Inc.*                                       12,469
                                                                     ----------
OIL - DOMESTIC INTEGRATED: 0.1%
    38    Transocean Sedco Forex, Inc.*                                   2,031
                                                                     ----------
Oil - Exploration & Production: 2.4%
   300    Apache Corp.                                                   17,644
   200    Devon Energy Corp.*                                            11,238
   400    EOG Resources                                                  13,400
                                                                     ----------
                                                                         42,282
                                                                     ----------
PETROLEUM PRODUCTS: 1.7%
   400    Exxon Mobil Corp.                                              31,400
                                                                     ----------
PIPELINES: 0.7%
   200    Enron Corp.                                                    12,900
                                                                     ----------
RETAIL: 0.6%
   200    Wal-Mart Stores, Inc.                                          11,525
                                                                     ----------
RETAIL - BUILDING PRODUCTS: 1.3%
   450    Home Depot, Inc. (The)                                         22,472
                                                                     ----------
SUPER - REGIONAL BANKS: 0.7%
   200    Northern Trust Corp.                                           13,013
                                                                     ----------
TELECOMMUNICATIONS: 1.4%
   300    BellSouth Corp.                                                12,788
   200    QUALCOMM, Inc.*                                                12,000
                                                                     ----------
                                                                         24,788
                                                                     ----------
Telecommunications - Equipment: 4.9%
   200    Applied Materials, Inc.*                                       18,125
   365    Lucent Technologies, Inc.                                      21,626
   400    Nokia Corp. - SPON ADR                                         19,975
   200    Nortel Networks Corp.                                          13,650
   200    Scientific-Atlanta, Inc.                                       14,900
                                                                     ----------
                                                                         88,276
                                                                     ----------
Telecommunications - Services: 0.7%
   200    GTE Corp.                                                      12,450
                                                                     ----------
TELEPHONE: 1.8%
   700    Worldcom, Inc.                                                 32,113
                                                                     ----------
UTILITIES: 0.6%
   200    Duke Energy Corp.                                              11,275
                                                                     ----------
TOTAL COMMON STOCKS (cost $779,239)+                                  1,054,250
                                                                     ----------

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATION: 17.3%
$ 30,000  US Treasury Bonds, 12.00%, 08/15/13 (cost $332,627)        $  310,859
                                                                     ----------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS: 22.3%

 225,000  Federal Home Loan Mortgage Corp., 5.75%, 7/15/03              217,489
  60,000  Federal National Mortgage Association, 6.09%, 8/13/03          58,295
 125,000  Freddie Mac Discount Note 6.36%, 7/11/00                      124,779
                                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
  (cost $410,280)+                                                      400,563
                                                                     ----------
SHORT-TERM INVESTMENT: 1.3%

MONEY MARKET INVESTMENT: 1.3%
$ 23,775  Firstar Stellar Treasury Fund (cost $23,775)               $   23,775
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES (cost $1,545,920): 99.7%              1,789,447
Other Assets less Liabilities:0.3%                                        5,112
                                                                     ----------
NET ASSETS: 100.0%                                                   $1,794,559
                                                                     ==========

*    Non-income producing security.

+    Gross unrealized appreciation and depreciation of securities is as follows:

     Gross unrealized appreciation                                   $  305,086
     Gross unrealized depreciation                                      (61,559)
                                                                     ----------
     Net unrealized appreciation                                     $  243,527
                                                                     ==========

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $1,545,920) ........      $1,789,447
  Receivables:
    Dividends and interest .....................................          18,102
    Due from advisor ...........................................           6,313
  Net unrealized appreciation on investments ...................           6,335
                                                                      ----------
      Total assets .............................................       1,820,197
                                                                      ----------

LIABILITIES
  Payables:
    Administration fees ........................................           2,466
    Accrued expenses ...........................................          23,172
                                                                      ----------
      Total liabilities ........................................          25,638
                                                                      ----------

NET ASSETS .....................................................      $1,794,559
                                                                      ==========

NET ASSET VALUE AND REDEMPTION* PRICE PER SHARE
  [($1,794,559/139,046 shares outstanding; unlimited
  number of shares (par value $.01)) authorized] ...............      $    12.91
                                                                      ==========

MAXIMUM OFFERING PRICE PER SHARE ($12.91/.9550) ................      $    13.52
                                                                      ==========

COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................      $1,449,194
  Accumulated net investment income ............................          17,095
  Accumulated net realized gain on investments .................          84,743
  Net unrealized appreciation on investments ...................         243,527
                                                                      ----------
    Net assets .................................................      $1,794,559
                                                                      ==========

* Redemption of shares held less than 1 year are subject to a 1% redemption fee payable to the Fund.

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME
  Income
    Interest ....................................................      $ 25,816
    Dividends ...................................................         3,238
    Other .......................................................           227
                                                                       --------
      Total income ..............................................        29,281
                                                                       --------
  Expenses
    Administration fees .........................................        14,958
    Fund accounting fees ........................................         7,979
    Audit fees ..................................................         7,480
    Advisory fees ...............................................         6,528
    Transfer agent fees .........................................         6,483
    Reports to shareholders .....................................         3,491
    Custody fees ................................................         2,493
    Legal fees ..................................................         1,995
    Trustee fees ................................................         1,882
    Miscellaneous ...............................................         1,247
    Deferred organization expense ...............................         1,247
    Insurance expense ...........................................           469
    Registration expense ........................................           437
      Total expenses ............................................        56,689
                                                                       --------
      Less: fees waived and expenses absorbed ...................       (44,503)
                                                                       --------
      Net expenses ..............................................        12,186
                                                                       --------
        NET INVESTMENT INCOME ...................................        17,095
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ..............................        90,345
  Net change in unrealized depreciation on investments ..........       (38,022)
                                                                       --------
    Net realized and unrealized gain on investments .............        52,323
                                                                       --------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......      $ 69,418
                                                                       ========

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS ENDED      YEAR ENDED
                                                          JUNE 30, 2000#    DECEMBER 31, 1999
                                                          --------------    -----------------
NET INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment income ...............................    $    17,095          $    27,133
  Net realized gain on investments ....................         90,345               81,571
  Net unrealized (depreciation)/appreciation
    on investments ....................................        (38,022)              73,561
                                                           -----------          -----------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .................................         69,418              182,265
                                                           -----------          -----------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...............................             --              (27,583)
    Net realized gain on security transactions ........             --              (86,640)
      in excess of net realized gains .................             --               (5,602)
                                                           -----------          -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...........             --             (119,825)
                                                           -----------          -----------

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change
    in outstanding shares (a) .........................             --              119,793
                                                           -----------          -----------
      TOTAL INCREASE IN NET ASSETS ....................         69,418              182,233
                                                           -----------          -----------

NET ASSETS
  Beginning of period .................................      1,725,141            1,542,908
                                                           -----------          -----------
  END OF PERIOD .......................................    $ 1,794,559          $ 1,725,141
                                                           ===========          ===========

#    Unaudited

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

(a)    A summary of capital shares transactions is as follows:

                                       SIX MONTHS ENDED        YEAR ENDED
                                        JUNE 30, 2000#     DECEMBER 31, 1999
                                        --------------     -----------------
                                        Shares   Value     Shares     Value
                                        ------   -----     ------     -----

Shares sold .........................     --     $ --        167    $  2,000
Shares issued in reinvestment
  of distributions ..................     --       --      9,911     119,825
Shares redeemed .....................     --       --       (167)     (2,032)
                                        ----     ----      -----    --------
Net increase ........................     --     $ --      9,911    $119,793
                                        ====     ====      =====    ========

#    Unaudited

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                                JANUARY 13, 1998*
                                          SIX MONTHS ENDED      YEAR ENDED           THROUGH
                                           JUNE 30, 2000#   DECEMBER 31, 1999   DECEMBER 31, 1998
                                           --------------   -----------------   -----------------
Net asset value, beginning of period ...      $ 12.41            $  11.95           $ 10.00
                                              -------            --------           -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ................         0.12                0.21              0.19
  Net realized and unrealized gain
    on investments .....................         0.38                1.17              2.11
                                              -------            --------           -------
Total from investment operations .......         0.50                1.38              2.30
                                              -------            --------           -------

LESS DISTRIBUTIONS:
  From net investment income ...........           --               (0.21)            (0.19)
  From net realized gain ...............           --               (0.67)            (0.16)
  In excess of net realized gain .......           --               (0.04)               --
                                              -------            --------           -------
Total distributions ....................           --               (0.92)            (0.35)
                                              -------            --------           -------
Net asset value, end of period .........      $ 12.91            $  12.41           $ 11.95
                                              =======            ========           =======

Total return ...........................         4.03%+             11.82%            23.11%+

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)       $ 1,795            $  1,725           $ 1,543

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before expense reimbursement .........         6.49%**             7.28%             8.59%**
  After expense reimbursement ..........         1.40%**             1.40%             1.40%**

RATIO OF NET INVESTMENT LOSS TO AVERAGE
  NET ASSETS:
  After expense reimbursement ..........         1.96%**             1.73%             1.89%**
  Portfolio turnover rate ..............        28.12%+            101.53%            95.00%+

*    Commencement of operations.
#    Unaudited
**   Annualized.
+    Not Annualized.

See accompanying Notes to Financial Statements.

                       THE AVATAR ADVANTAGE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The Avatar Advantage Balanced Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on January 13, 1998. The Fund's objective is to seek long-term capital appreciation and to preserve profits during market downturns by investing in a mix of stocks, bonds and money market securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                       THE AVATAR ADVANTAGE BALANCED FUND

     D. DEFERRED ORGANIZATION COSTS. The Fund has incurred expenses of $12,500 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended June 30, 2000, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended June 30, 2000, the Fund incurred $6,528 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended June 30, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $44,503; no amounts were reimbursed to the Advisor.

                       THE AVATAR ADVANTAGE BALANCED FUND

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     FUND ASSET LEVEL                          FEE RATE
     ----------------                          --------
     Less than $15 million                     $30,000
     $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
     More than $150 million                    0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the six months ended June 30, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $435,463 and $488,266, respectively.

--------------------------------------------------------------------------------

                                     Advisor

                        AVATAR INVESTORS ASSOCIATES CORP.
                                900 Third Avenue
                            New York, New York 10022
                            www.avatar-associates.com

                                   Distributor

                          FIRST FUND DISTRIBUTORS, INC.
                      4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018

                                    Custodian

                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                           425 Walnut Street, M/L 6118
                             Cincinnati, Ohio 45202

                                 Transfer Agent

                          AMERICAN DATA SERVICES, INC.
                          150 Motor Parkway, Suite 109
                           Hauppauge, New York 11788
                                  888-263-6452

                                  Legal Counsel

                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       345 California Street, 29th Floor
                        San Francisco, California 94104

--------------------------------------------------------------------------------

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

                                   THE AVATAR
                            ADVANTAGE INTERNATIONAL
                             EQUITY ALLOCATION FUND


                               Semi-Annual Report

                                 June 30, 2000

August 2000

Dear Shareholder,

We wish to report on the results of the AVATAR ADVANTAGE INTERNATIONAL EQUITY ALLOCATION FUND for the six month period ended June 30, 2000. Avatar's investment objective of maximizing portfolio returns within prescribed risk limits by capitalizing on significant global market inefficiencies resulted in a loss of (6.04%) for the period.

The Morgan Stanley Capital International (MSCI) EAFE + Canada Index was down (3.51%) for the same period.

2000--THE FIRST SIX MONTHS IN REVIEW

The new millenium began on an encouraging note as 1999 ended with foreign markets on an upswing and forecasts for the New Year similarly optimistic. Strong demand by American consumers was expected to continue to fuel a manufacturing expansion in foreign countries and the American business model of corporate cost cutting, strategic mergers and large doses of the entrepreneurial spirit was expected to lift the world's economies to new heights, particularly in Europe. However, it was not smooth sailing. Despite improving economic conditions and higher growth estimates, investors became nervous about global inflationary trends and possible interest rate hikes. Coupled with volatility in technology, media and telecommunications issues, international financial markets were rocked in the second quarter. Skittishness regarding the Fed's moves in American traveled overseas, as Fed watching became an international event. The anticipated slowdown in the U.S. economy was seen as a negative event for those countries supplying goods to satisfy America's consumer demand. The euro fell mightily against the dollar as the period progressed. Economic reports indicated that Japan had slipped back into recession although the rest of Asia remained on its expected growth path. As the period came to a close, European interest rates rose, with analysts hoping it would stem any inflationary trends and lead to expanded growth, with a resultant decrease in unemployment by 2002.

2000--SECOND HALF MARKET OUTLOOK

Although the U.S. stock market has been the place to be in recent years, we continue to believe that international stocks may now take center stage. Europe is now in a different stage of the economic cycle relative to the United States. European GDP growth estimates for the rest of this year and next are higher than for the United States. Asia's GDP growth outlook remains even more favorable. Domestic spending in both Europe and Asia is expected to increase for the rest of the year due to a combination of individual spending and government stimulus (in the form of spending programs or tax cuts). We are encouraged that European companies have adopted the U.S. industry model of consolidation and cost cutting, which we hope will help sustain continued growth. Entry of China into the WTO will fuel investments there by other Asian and European countries, while opening European and Asian markets to a billion new customers. Currently, our models are positive on Hong Kong, Germany, Italy and France. We have increased equity exposure, reflecting our bullish outlook for international stocks. On the negative side, pockets of uneasiness and uncertainty remain throughout Europe and Asia. Japan continues to baffle us, Russia has a new government attempting to fix old problems like tax collections and ethnic conflicts, the euro remains weak, while oil prices soar. In short, world markets still face major challenges to achieve and sustain predicted growth trends.

 Our mission at Avatar is to evaluate current investment risk and alter the portfolio mix to reflect the current environment. Our plan is to continue this strategy and report back to you on our success.

Sincerely,

/s/ Theodore M. Theodore

Theodore M. Theodore
Portfolio Manager

Past performance is not predictive of future performance.

The Morgan Stanley Capital International (MSCI) EAFE plus Canada Index is a capitalization-weighted index comprised of stocks representing a sampling of companies in a manner that replicates the industry composition of certain foreign markets. Countries included in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Indexes do not incur expenses and are not available for direct investment.

The Fund's average annual total return for the period from inception on February 2, 1998 through June 30, 2000 was 7.78%. The Fund's total return for the one-year ended June 30, 2000 was 9.79%.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                  WORLD EQUITY BENCHMARK
      Shares        SERIES (webs): 97.98                           Market Value
--------------------------------------------------------------------------------

        700       Australia Index Series........................    $   7,569
        800       Canada Index Series...........................       15,950
      2,800       France Index Series...........................       80,675
      2,300       Germany Index Series..........................       55,775
        800       Hong Kong Index Series........................        9,800
      1,000       Italy Index Series............................       26,000
      8,000       Japan Index Series............................      121,500
      1,300       Netherlands Index Series......................       32,419
        400       Spain Index Series............................       10,400
      2,300       Switzerland Index Series......................       36,656
      4,100       United Kingdom Index Series...................       78,156
                                                                    ---------
                                                                      474,900
                                                                    ---------
                  Total Open-End Funds
                    (cost $435,689+)............................      474,900
                                                                    ---------

Principal Amount  SHORT-TERM INVESTMENTS: 0.38%
--------------------------------------------------------------------------------
      1,840       Firstar Stellar Treasury Fund.................        1,840
                                                                    ---------

                  Total Investments in Securities
                     (Cost $437,529): 98.36% ...................      476,740
                  Assets in Excess of Other Liabilities: (1.64%)        7,941
                  TOTAL NET ASSETS: 100.0% .....................    $ 484,681
                                                                    =========

+    Gross unrealized appreciation and depreciation of securities is as follows:

                  Gross unrealized appreciation.................    $  44,329
                  Gross unrealized depreciation.................       (5,118)
                                                                    ---------
                      Net unrealized depreciation...............    $  39,211
                                                                    =========
See accompanying Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
      (identified cost $437,529)..............................      $ 476,740
   Receivables:
      Securities sold.........................................         15,195
      Due from Advisor........................................         15,872
      Interest................................................            221
   Deferred Organization Cost.................................          6,478
   Prepaid expenses ..........................................            584
                                                                    ---------
         Total assets.........................................        515,090
                                                                    ---------

LIABILITIES
   Accrued expenses...........................................         30,409
                                                                    ---------
         Total liabilities....................................         30,409
                                                                    ---------

NET ASSETS  ..................................................      $ 484,681
                                                                    =========

Net asset value, offering and redemption price per share
   [$484,681/43,951 shares outstanding; unlimited
   number of shares (par value $0.01) authorized].............      $   11.03
                                                                    =========

COMPONENTS OF NET ASSETS
   Paid-in capital............................................      $ 437,126
   Undistributed net investment income........................         (2,851)
   Accumulated net realized gain on investments...............         11,195
   Net unrealized appreciation on investments ................         39,211
                                                                    ---------
      Net assets..............................................      $ 484,681
                                                                    =========

See accompanying Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Interest................................................      $   1,143
                                                                    ---------
            Total income......................................          1,143
                                                                    ---------
   Expenses
      Fund Accounting fees....................................         13,384
      Administration fees (Note 3)............................         15,123
      Professional fees.......................................          9,579
      Transfer agent fees.....................................          7,924
      Custody fees............................................          2,521
      Advisory fees (Note 3)..................................          2,441
      Trustees' fees..........................................          1,260
      Other ..................................................          1,512
      Amortization of deferred organization costs.............          1,260
      Distribution fees (Note 4)..............................          3,529
      Insurance expense.......................................            467
                                                                    ---------
         Total expenses.......................................         59,000
                                                                    ---------
         Less: advisory fee waiver and
            absorption (Note 3)...............................        (55,006)
                                                                    ---------
         Net expenses.........................................          3,994
                                                                    ---------
            NET INVESTMENT INCOME ............................         (2,851)
                                                                    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain from security transactions...............         16,798
   Net change in unrealized depreciation
     on investments...........................................        (45,175)
                                                                    ---------
      Net realized and unrealized loss on investments.........        (28,377)
                                                                    ---------
         Net Decrease in net assets resulting
           from operations....................................      $ (31,228)
                                                                    =========

See accompanying Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                 Six Months          Year
                                                    Ended           Ended
                                               June 30, 2000#  December 31, 1999
--------------------------------------------------------------------------------

NET INCREASE IN ASSETS FROM
OPERATIONS
   Net investment (loss)/income................   $ (2,851)        $  8,707
   Net realized gain/(loss) from security
    transactions...............................     16,798           (2,902)
   Net change in unrealized (depreciation)/
    appreciation on investments................    (45,175)          81,562
                                                  --------         --------
      Net (decrease)/increase in net assets
       resulting  from operations..............    (31,228)          87,367
                                                  --------         --------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ......................         --           (6,729)
   Realized capital gains......................         --           (4,493)
                                                  --------         --------
      Total distributions......................         --          (11,222)
                                                  --------         --------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from
    net change in outstanding shares (a).......      8,000           19,173
                                                  --------         --------
      Total (decrease)/increase in net assets..    (23,228)          95,318
                                                  --------         --------
NET ASSETS
Beginning of period............................    507,909          412,591
                                                  --------         --------
End of period .................................   $484,681         $507,909
                                                  ========         ========

(a)  A summary of capital shares transactions is as follows:

                              Six Months Ended                Year Ended
                               June 30, 2000#              December 31, 1999
                            -------------------           ------------------
                            Shares        Value           Shares       Value
                            ------        -----           ------       -----

Shares sold ............      700         $8,000            778       $ 8,000
Shares issued in
 reinvestment of
 distributions..........       --             --            981        11,223
Shares redeemed.........       --             --             (5)          (50)
                              ---         ------          -----       -------
Net increase............      700         $8,000          1,754       $19,173
                              ===         ======          =====       =======

----------
#    Unaudited.
*    Commencement of operations.

See accompanying Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                        Six Months       Six Months      February 2, 1998*
                                           Ended            Ended            through
                                       June 30,2000#  December 31, 1999  December 31, 1998
                                       -------------  -----------------  -----------------
Net asset value,
  beginning of period ...............    $ 11.74          $  9.94            $ 10.00
                                         -------          -------            -------
Income from investment operations:
   Net investment income ............      (0.06)            0.21               0.23
   Net realized and unrealized
     gain on investments ............      (0.77)            1.86               0.30
                                         -------          -------            -------
Total from investment operations ....      (0.71)            2.07               0.53
                                         -------          -------            -------
Less distributions:
   From net investment income .......         --            (0.16)             (0.21)
   From realized capital gains ......         --            (0.11)             (0.38)
                                         -------          -------            -------
Total distributions paid ............         --            (0.27)             (0.59)
                                         -------          -------            -------

Net asset value, end of period ......    $ 11.03          $ 11.74            $  9.94
                                         =======          =======            =======

Total return ........................      (6.05%)++        20.85%              5.50%++

Ratios/supplemental data:
Net assets,
  end of period (thousands) .........    $   485          $   508            $   413

Ratio of expenses to average
 net assets:
   Before expense reimbursement .....      24.37%+          27.71%             31.32%+
   After expense reimbursement ......       1.65%+           1.65%              1.65%+

Ratio of net investment (loss)/
  income to average net assets:
   After expense reimbursement ......      (1.18%)+          2.00%              2.45%+

Portfolio turnover rate .............      44.37%++         67.19%            177.43%++

----------
#    Unaudited.
*    Commencement of operations.
+    Annualized.
++   Not annualized.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Avatar Advantage International Equity Allocation Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on February 2, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $12,500 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended June 30, 2000, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended June 30, 2000, the Fund incurred $2,441 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.65% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended June 30, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $55,006; no amounts were reimbursed to the Advisor.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b--1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". During the six months ended June 30, 2000, the Fund paid the Distribution Coordinator in the amount of $3,529.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the six months ended June 30, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $198,877 and $227,249, respectively.

NOTE 6 - INVESTMENT IN WORLD EQUITY BENCHMARK SHARES

     The Fund invests in World Equity Benchmarks Shares (WEBS). WEBS Index Fund, Inc. is an index fund consisting of separate series known as WEBS, each of which seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region. Individual WEBS are not redeemable at their net asset value, but trade on the AMEX during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for WEBS or that market prices of WEBS of any WEBS Index Series will be close to their net asset values in the future. Each WEBS Index Series issues and redeems WEBS on a continuous basis at net asset value only in large specified numbers of WEBS called "Creation Units", usually in exchange for a basket of portfolio securities and an amount of cash. Except when aggregated in Creation Units, WEBS are not redeemable securities.

The principal risks of investing in WEBS are as follows:

Market Risk - The net asset value of a WEBS Index Series will change with changes in the market value of the stocks it holds.

Foreign Security Risk - Each WEBS Index Series (except for the USA WEBS Index Series) invests entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of taxes; exchange controls; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; and social, economic and political uncertainties and the risk of expropriation of assets.

Management Risk - Because a WEBS Index Series does not fully replicate its benchmark index and may hold non-index stocks, it is subject to management risk. This is the risk that the investment advisor's strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

Currency Risk - Because each WEBS Index Series' net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a WEBS Index Series' holdings goes up.

Emerging Market Risk - Some foreign markets in which WEBS Index Series invest are considered to be emerging market countries. Investment in these countries subjects a WEBS Index Series to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

Non-Diversification Risk - Each WEBS Index Series (except for the EMU, Canada, Japan, United Kingdom, and USA WEBS Index Series) is classified an "non-diversified." This means that these WEBS Index Series may invest most of their assets in securities issued by a small number of companies. As a result, these WEBS Index Series are more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

Trading Risk - While the creation/redemption feature of WEBS is designed to make it likely that WEBS will trade close to their net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from net asset value. Also, there can be no assurance that an active trading market will exist for WEBS of each series on the AMEX.

Since WEBS are investment companies they incur certain operating expenses, such as investment management fees, which would not be incurred by the Fund if it invested directly in the same underlying securities held by the WEBS.

                                     ADVISOR
                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022
                            www.avatar-associates.com


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018


                                    CUSTODIAN
                     Firstar Institutional Custody Services
                           425 Walnut Street M/L 6118
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT
                             ICA Fund Services, Inc.
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018
                                  (800)576-8229


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                                THE AL FRANK FUND

                               [PHOTO OF AL FRANK]




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000




                                The Al Frank Fund
                           465 Forest Avenue, Suite I
                             Laguna Beach, Ca 92651
                       Shareholder Services (888) 263-6443
                            Daily Nav: (877) 654-1325
                                 www.alfrank.com

                                                 AL FRANK ASSET MANAGEMENT, INC.
                                           P.O. Box 1438, Laguna Beach, CA 92652
                                             Phone 949-497-7657 Fax 949-497-7658

Dear Fund Shareholder:

Although the major stock market averages, aside from the Russell 2000 Index, were all in negative territory for the first six months of 2000, The Al Frank Fund (ticker symbol = VALUX) continued to enjoy superb relative performance. In fact, the Fund advanced +11.07% for the six months ended June 30, 2000, compared to a decline of -9.13% for the Dow Jones Industrial Average, a loss of -2.54% for the Nasdaq Composite Index, a drop of -1.00% for the Standard & Poor's 500 Index and a gain of +2.47% for the Russell 2000. Considering that the Fund has shown an annualized total return of +21.23% since its inception on January 2, 1998, we are obviously pleased that our brand of simple Value investing has been handsomely rewarded despite an environment generally hostile toward undervalued and out-of-favor stocks.

As readers of our investment newsletter, THE PRUDENT SPECULATOR, are aware, we seek to buy stocks trading for inexpensive fundamental valuations. These are corporations trading for low historic and relative multiples of earnings, sales, cash flow and book value. We believe in broad diversification - the Fund now has more than 250 separate investments in common stocks - and we are extremely patient - utilizing the same holding period philosophy found in the PRUDENT SPECULATOR.

The disciplined patience that we employ can best be illustrated by considering the farmer, who plants his crops, tends his fields, often with little to show for his short term efforts, and eventually harvests his bounty. The success of the Fund can be attributed in part to "seeds" planted during 1998 in the midst of the 'Asian Contagion' worldwide financial panic when we were able to pick up semiconductor, computer, oil-service, copper and smaller- capitalization stocks at incredibly cheap fundamental valuations. Of course, our short term results were nothing to get excited about as the Fund finished 1998 with a loss of -9.30%. Happily, the poorly performing bargain stocks of 1998 became the must-have, hot momentum stocks of 1999 and early-2000. Just as the farmer must reap what he has sown, we have been taking advantage of the market's frenzied ardor for technology stocks this year by capturing some or all of our profits on many of our biggest winners, redeploying the proceeds into other undervalued stocks and beginning the growing season anew.

Interestingly, our fundamental analysis continues to uncover numerous "buy" candidates, making us quite sanguine about the outlook for the stock markets in general and our stocks in particular. As of this writing, we have 160 stocks on the recommended list of THE PRUDENT SPECULATOR, more than at any time in our 23-year history, a period of time that includes the Crash of '87 and the Selloff of '90. While the markets are always susceptible to unforeseen events, we strongly believe that the renewed interest in Value investing shown by investors this year is here to stay. Of course, 75 years of market history has overwhelmingly demonstrated that stocks trading for low multiples of sales and earnings have outperformed those trading for higher valuations.

The current composition of the Fund, in our opinion, remains well-balanced between dozens of so-called "old economy" industrial, financial and cyclical corporations and numerous "new economy" technology stocks. Because technology represents more than 35% of the assets of the Fund, shareholders should consider the movement of the Nasdaq Composite, as well as the Standard & Poor's 500 and Russell 2000 indexes when gauging the performance of the Fund on a daily, weekly, monthly or quarterly basis.

We have always managed the Fund with a long term time horizon, purchasing stocks for their three-to-five year potential appreciation and not for what they might do next week. Like the tortoise in the children's fable THE TORTOISE AND THE

                                THE AL FRANK FUND

HARE, our investment strategy missed the flashy boom in profitless "dot.com" stocks, but we also were not caught in the equally incendiary crash of Internet stocks earlier this year. Judging by the results in the two-and- one-half year life of the Fund, we suspect that most shareholders are pleased that we have stuck to our knitting, so to speak.

Our Fund has grown nicely this year with assets as of August 22, 2000 in excess of $13 million. We have received a healthy amount of favorable press this year which has spurred substantial interest in VALUX, but our level of assets remains well within our comfort zone of being able to invest in any market capitalization stock we choose. We thank you for your continued participation in The Al Frank Fund.


/s/ John Buckingham           /s/ Al Frank


John Buckingham and Al Frank


Footnotes:

Performance figures of the Fund referenced represent past performance and are not indicative of future performance. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

The Fund's total return for the year ended June 30, 2000 was 42.38%.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks.

The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 2000 Index is a widely regarded small cap index of the 2,000 smallest securities of the Russell 3000 Index which is comprised of the 3,000 largest U.S. securities as determined by total market capitalization. Investing in small cap stocks carries added risks associated with decreased liquidity and greater volatility.

The Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ.

                                THE AL FRANK FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
  Shares    COMMON STOCKS: 95.4%                                    Market Value
--------------------------------------------------------------------------------

            AEROSPACE - DEFENSE: 3.7%
  11,000    Allied Research Corp.*..............................    $    82,500
   6,000    BE Aerospace, Inc...................................         41,250
   3,100    Ducommun, Inc.*.....................................         37,006
   4,000    GenCorp, Inc........................................         32,000
     900    Honeywell International, Inc........................         30,319
   3,000    Kaman Corp..........................................         32,062
   1,000    Litton Industries, Inc.*............................         42,000
   8,000    LMI Aerospace, Inc..................................         20,000
   1,200    Lockheed Martin Corp................................         29,775
   1,600    Primex Technologies,Inc.............................         35,200
     900    Raytheon Co., - Class B.............................         17,325
   1,000    Sequa Corp.*........................................         38,187
                                                                    -----------
                                                                        437,624
                                                                    -----------
            AIRLINES: 1.2%
     600    AMR Corp.*..........................................         15,862
     800    Delta Air Lines, Inc................................         40,450
   1,275    KLM Royal Dutch Airlines............................         33,867
   1,000    UAL Corp............................................         58,187
                                                                    -----------
                                                                        148,366
                                                                    -----------
            APPAREL MANUFACTURERS: 1.9%
   1,000    Garan, Inc..........................................         22,625
   3,400    Kellwood Co.........................................         71,825
   2,300    Oxford Industries...................................         41,400
   3,000    Quiksilver, Inc.*...................................         46,687
   5,000    Tommy Hilfiger Corp.*...............................         37,500
                                                                    -----------
                                                                        220,037
                                                                    -----------
            APPLIANCES: 0.3%
   1,100    Maytag Corp.........................................         40,562
                                                                    -----------
            ATHLETIC EQUIPMENT: 1.2%
  37,213    First Team Sports, Inc.*............................         79,078
   1,800    Reebok International Ltd.*..........................         28,687
   3,199    Saucony, Inc. - Class B.............................         31,590
                                                                    -----------
                                                                        139,355
                                                                    -----------

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

            AUTO PARTS AND EQUIPMENT: 1.0%
   2,000    Arvin Industries, Inc...............................    $    34,750
   1,999    Dura Automotive Systems, Inc........................         21,614
   1,800    Meritor Automotive, Inc.............................         19,800
   8,000    TBC Corp.*..........................................         37,000
     118    Visteon Corp........................................          1,429
                                                                    -----------
                                                                        114,593
                                                                    -----------
            AUTOMOBILES: 0.8%
   4,000    Autonation, Inc.....................................         28,250
     900    Ford Motor Co.......................................         38,700
   1,000    Navistar International Corp.........................         31,062
                                                                    -----------
                                                                         98,012
                                                                    -----------
            BANKING: 0.2%
   1,000    Bank One Corp.......................................         26,562
                                                                    -----------
            BUILDING AND CONSTRUCTION: 5.3%
  14,500    Ablest, Inc.*.......................................         76,125
     900    Ameron International Corp...........................         32,175
  16,000    Cavalier Homes, Inc.................................         26,000
   7,000    Champion Enterprises, Inc.*.........................         34,125
   4,000    Clayton Homes, Inc..................................         32,000
   6,000    Craftmade International, Inc........................         40,500
   4,000    D.R. Horton, Inc....................................         54,250
   9,000    Encompass Services Corp.............................         51,750
   3,000    Engle Homes, Inc....................................         28,687
   2,000    Fleetwood Enterprise, Inc...........................         28,500
   1,700    NCI Building System, Inc.*..........................         34,425
     900    Nortek,  Inc.*......................................         17,775
   5,000    Oakwood Homes Corp..................................          9,062
   1,600    Owens Corning.......................................         14,800
   1,203    Patrick Industries, Inc.............................          7,519
  17,000    SMC Corp............................................         53,125
   6,000    Standard Pacific Corp...............................         60,000
   1,200    Toll Brothers, Inc.*................................         24,600
                                                                    -----------
                                                                        625,418
                                                                    -----------

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

            CAPACITORS: 1.9%
  30,000    Aerovox, Inc........................................    $   123,750
   4,000    KEMET Corp..........................................        100,250
                                                                    -----------
                                                                        224,000
                                                                    -----------
            CHEMICALS: 1.0%
   3,200    Crompton Corp.......................................         39,200
   2,200    Octel Corp..........................................         17,187
   5,500    Omnova Solutions, Inc...............................         34,375
   1,600    Wellman, Inc........................................         25,900
                                                                    -----------
                                                                        116,662
                                                                    -----------
            CIRCUITS: 1.0%
  10,000    Circuit Systems, Inc................................          4,375
   2,000    Integrated Device Technology, Inc.*.................        119,750
                                                                    -----------
                                                                        124,125
                                                                    -----------
            COLLECTIBLES: 0.3%
   3,000    Department 56, Inc..................................         33,000
                                                                    -----------
            COMMERCIAL BANKS: 0.3%
   4,000    Bay View Capital Corp...............................         39,250
                                                                    -----------
            COMMUNICATIONS - SOFTWARE: 0.3%
   6,000    Digi International, Inc.*...........................         39,000
                                                                    -----------
            COMPUTERS - INTEGRATED SYSTEMS: 0.6%
   2,000    Compaq Computer Corp................................         51,125
   4,002    MTS Systems Corp....................................         25,012
                                                                    -----------
                                                                         76,137
                                                                    -----------
            COMPUTERS - MEMORY DEVICES: 2.9%
   1,800    Dataram Corp........................................         51,750
  12,000    Exabyte Corp........................................         54,000
   3,000    Quantum Corp. - DLT & Storage Systems Group*........         29,062
     400    Quantum Corp. - Hard Disk Drive Group*..............          4,425
  16,000    Read-Rite Corp......................................         35,500
   2,500    Seagate Technology, Inc.*...........................        137,500
   3,000    Storage Technology Corp.*...........................         32,812
                                                                    -----------
                                                                        345,049
                                                                    -----------

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

            COMPUTERS - NETWORKING PRODUCTS: 4.9%
   2,150    3Com Corp...........................................    $   123,894
   4,400    Act Networks, Inc...................................         67,375
   2,500    Adaptec, Inc.*......................................         56,875
   4,000    Bel Fuse, Inc. - Class B............................        107,000
   3,334    Cabletron Systems, Inc.*............................         84,183
   2,500    Standard Microsystems Corp.*........................         38,437
  16,510    Zoom Telephonics, Inc...............................        107,315
                                                                    -----------
                                                                        585,079
                                                                    -----------
            COMPUTERS - PERIPHERAL EQUIPMENT: 3.4%
  10,690    ESS Technology, Inc.................................        155,005
   4,000    MicroTouch Systems, Inc.............................         34,500
   3,000    S3, Inc.*...........................................         44,250
  18,475    Trident Microsystems, Inc...........................        166,275
                                                                    -----------
                                                                        400,030
                                                                    -----------
            COMPUTERS - SERVICES: 1.2%
   4,000    Analysts International Corp.........................         37,250
   4,000    Computer Horizons Corp.*............................         53,750
   3,000    Policy Management Systems Corp.*....................         46,125
                                                                    -----------
                                                                        137,125
                                                                    -----------
            COMPUTERS - SOFTWARE: 2.5%
   8,000    Acclaim Entertainment, Inc.*........................         11,500
  10,000    American Software, Inc. - Class A*..................         51,250
   4,500    Cambridge Tech Partners, Inc.*......................         39,234
  35,000    Netmanage, Inc.*....................................        156,406
   2,500    Software Spectrum, Inc..............................         43,281
                                                                    -----------
                                                                        301,671
                                                                    -----------
            CONSULTING SERVICES: 0.2%
   2,500    Right Management Consultants, Inc...................         26,250
                                                                    -----------
            CONSUMER PRODUCTS: 1.5%
   5,000    Central Garden & Pet Co. - Class A..................         44,844
     700    DaimlerChrysler Corp................................         36,444
   4,000    Helen of Troy Ltd.*.................................         22,375
  25,000    Pentech International, Inc*.........................         32,812
   2,200    Sara Lee Corp.......................................         42,487
                                                                    -----------
                                                                        178,962
                                                                    -----------

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

            CONSUMER STAPLES: 0.1%
  13,000    Imperial Holly Corp.................................    $    17,062
                                                                    -----------
            CONTAINERS: 0.4%
   2,000    Aep Industries Inc..................................         50,500
                                                                    -----------
            DATA PROCESSING: 0.1%
   4,000    Analytical Surveys, Inc.*...........................         12,375
                                                                    -----------
            DIAMONDS/PRECIOUS STONES: 0.5%
   2,500    De Beers Consolidated Mines Ltd. ADR................         60,781
                                                                    -----------
            DISPOSABLE MEDICAL PRODUCTS: 0.8%
  13,774    Utah Medical Products, Inc..........................         93,835
                                                                    -----------
            DISTRIBUTION/WHOLESALE: 0.7%
   7,000    Allou Health & Beauty Care, Inc.....................         50,312
   1,800    Hughes Supply.......................................         35,550
                                                                    -----------
                                                                         85,862
                                                                    -----------
            DIVERSIFIED MANUFACTURING: 0.3%
   1,800    A.O. Smith Corp.....................................         37,688
                                                                    -----------
            DIVERSIFIED OPERATOR/COMMERCIAL SERVICE: 0.5%
  15,300    McRae Industries, Inc...............................         65,025
                                                                    -----------
            ELECTRIC PRODUCTS: 1.5%
   3,000    Kulicke and Soffa Industries, Inc.*.................        178,125
                                                                    -----------
            ELECTRONIC COMPONENTS: 2.1%
   6,000    InVision Technologies, Inc.*........................         26,250
   8,289    Nam Tai Electronics, Inc............................        139,359
   4,400    Recoton Corp.*......................................         45,925
   2,000    Thomas & Betts Corp.................................         38,250
                                                                    -----------
                                                                        249,784
                                                                    -----------

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

            ELECTRONIC COMPONENTS - SEMICONDUCTORS: 8.4%
   3,334    Atmel Corp..........................................    $   122,941
   2,700    Electroglas, Inc....................................         58,050
   3,500    International Rectifier Corp.*......................        196,000
   3,000    Lam Research Corp...................................        112,500
   2,000    National Semiconductor Corp.*.......................        113,500
   1,500    Silicon Valley Group, Inc.*.........................         38,813
   4,449    Siliconix, Inc......................................        300,308
   8,000    Trio-Tech International*............................         52,000
                                                                    -----------
                                                                        994,112
                                                                    -----------
            ELECTRONIC MEASURING INSTRUMENTS: 3.0%
   8,000    Barringer Technologies, Inc.*.......................         55,000
   3,334    Cohu, Inc...........................................         89,914
   5,625    Vishay Intertechnology, Inc.*.......................        213,398
                                                                    -----------
                                                                        358,312
                                                                    -----------
            ELECTRONIC SECURITY DEVICES: 0.3%
  10,000    Vicon Industries, Inc.*.............................         32,500
                                                                    -----------
            ENGINES: 0.2%
     800    Cummins Engine Co...................................         21,800
                                                                    -----------
            FINANCE - LEASING: 0.9%
     882    Bear Stearns Companies, Inc. (The)*.................         36,713
     750    Lehman Brothers Holdings Inc.*......................         70,922
                                                                    -----------
                                                                        107,635
                                                                    -----------
            FINANCIAL GUARANTEE INSURANCE: 0.6%
   2,400    Enhance Financial Services Group, Inc...............         34,500
     800    MGIC Investment Corp................................         36,400
                                                                    -----------
                                                                         70,900
                                                                    -----------
            FINANCIAL SERVICES: 0.9%
   1,500    Associates First Capital Corp. - Class A............         33,469
   7,000    Conseco, Inc........................................         68,250
                                                                    -----------
                                                                        101,719
                                                                    -----------

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

            FOOD - DIVERSIFIED: 0.4%
  10,000    CKE Restaurants, Inc................................    $    30,000
   1,700    IMC Global, Inc.....................................         22,100
                                                                    -----------
                                                                         52,100
                                                                    -----------
            FOOTWEAR AND RELATED APPAREL: 1.6%
   5,000    Maxwell Shoe Co., Inc...............................         49,375
   7,500    R. G. Barry Corp....................................         29,063
   1,500    Timberland Co. (The)*...............................        106,219
                                                                    -----------
                                                                        184,657
                                                                    -----------
            GAMES & TOYS: 0.2%
   2,000    Toys "R" Us, Inc.*..................................         29,125
                                                                    -----------
            GOLF: 0.8%
   2,200    Callaway Golf Co....................................         35,888
   3,600    Coastcast Corp......................................         63,450
                                                                    -----------
                                                                         99,338
                                                                    -----------
            HEALTHCARE - MEDICAL SUPPLIES & PRODUCTS: 0.2%
   4,000    Minntech Corp.......................................         27,000
                                                                    -----------
            HEALTHCARE FACILITIES: 0.1%
   6,000    Alterra Healthcare Corp.............................         12,000
                                                                    -----------
            HOME FURNISHINGS: 0.4%
   4,000    Chromcraft Revington, Inc.*.........................         46,500
                                                                    -----------
            HUMAN RESOURCES: 0.3%
  10,000    SOS Staffing Services, Inc..........................         30,625
                                                                    -----------
            IMAGING PRODUCTS: 0.4%
     700    Eastman Kodak Co....................................         41,650
                                                                    -----------
            INDUSTRIAL AUTOMATION/ROBOT: 0.6%
   4,000    Federal-Mogul Corp..................................         38,250
   1,000    Rockwell International Corp.........................         31,500
                                                                    -----------
                                                                         69,750
                                                                    -----------

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

            INDUSTRIALS: 0.2%
   3,500    Res-Care, Inc.*.....................................    $    18,813
                                                                    -----------
            INSURANCE: 0.9%
     750    Aetna, Inc..........................................         48,141
   1,000    Allstate Corp. (The)................................         22,250
   2,000    Unumprovident Corp..................................         40,125
                                                                    -----------
                                                                        110,516
                                                                    -----------
            INSURANCE - BROKERS: 0.3%
   2,000    E.W. Blanch Holdings................................         40,625
                                                                    -----------
            INSURANCE - LIFE/HEALTH: 0.6%
     400    National Western Life Insurance Co..................         28,800
   1,500    Torchmark Corp......................................         37,031
                                                                    -----------
                                                                         65,831
                                                                    -----------
            INSURANCE - PROPERTY/CASUALTY: 0.3%
  10,000    Frontier Insurance Group, Inc.......................          7,500
   1,700    Trenwick Group, Inc.................................         24,756
                                                                    -----------
                                                                         32,256
                                                                    -----------
            LEISURE & RECREATION PRODUCTS: 0.5%
   2,000    Brunswick Corp......................................         33,125
   3,000    K2, Inc.*...........................................         24,938
                                                                    -----------
                                                                         58,063
                                                                    -----------
            MACHINERY - CONSTRUCTION & MINING: 0.3%
   3,100    JLG Industries, Inc.................................         36,813
                                                                    -----------
            MANUFACTURING: 0.6%
   4,000    Republic Group, Inc.................................         36,000
   2,000    Trinity Industries, Inc.............................         37,000
                                                                    -----------
                                                                         73,000
                                                                    -----------
            MEDICAL - WHOLESALE DRUG DISTRIBUTION: 0.3%
   7,000    Bergen Brunswig Corp................................         38,500
                                                                    -----------

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

            MEDICAL INFORMATION SYSTEMS: 0.4%
     700    PacifiCare Health Systems, Inc.*....................    $    42,131
                                                                    -----------
            MEDICAL LASER SYSTEMS: 1.3%
  20,000    Laserscope..........................................         30,625
  12,000    LCA-Vision Inc......................................         29,250
   2,850    Summit Technology, Inc.*............................         53,794
   1,400    VISX, Inc.*.........................................         39,288
                                                                    -----------
                                                                        152,957
                                                                    -----------
            METAL PROCESSORS AND FABRICATION: 0.2%
   4,500    SIFCO Industries, Inc...............................         28,125
                                                                    -----------
            METAL PRODUCTS: 0.7%
     899    Phelps  Dodge Corp..................................         33,432
   4,000    TransTechnology Corp................................         44,000
                                                                    -----------
                                                                         77,432
                                                                    -----------
            OFFICE SUPPLIES: 0.3%
   5,000    Office Depot, Inc.*.................................         31,250
                                                                    -----------
            OIL & GAS - DRILLING: 0.5%
   2,300    Global Marine, Inc.*................................         64,831
                                                                    -----------
            OIL - FIELD SERVICES: 0.5%
   4,000    Friede Goldman International, Inc.*.................         35,750
   1,500    Oceaneering International, Inc.*....................         28,500
                                                                    -----------
                                                                         64,250
                                                                    -----------
            OIL REFINING AND MARKETING: 0.6%
   4,000    Giant Industries, Inc...............................         31,500
   3,000    Holly Corp..........................................         35,625
                                                                    -----------
                                                                         67,125
                                                                    -----------
            PAPER & FOREST PRODUCTS: 0.2%
   1,000    Georgia-Pacific Corp................................         26,250
                                                                    -----------

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

            PAPER AND RELATED PRODUCTS: 1.0%
     800    International Paper Co..............................    $    23,850
   5,650    Pope & Talbot, Inc..................................         90,400
                                                                    -----------
                                                                        114,250
                                                                    -----------
            PHYSICAL THERAPY/REHABILITATION CENTERS: 0.4%
   7,000    HEALTHSOUTH Corp.*..................................         50,313
                                                                    -----------
            PRINTING SERVICES: 0.6%
   6,000    Topps Co.*..........................................         69,000
                                                                    -----------
            REAL ESTATE INVESTMENT TRUSTS - MORTGAGE: 0.3%
   4,000    Capstead Mortgage Corp..............................         33,500
                                                                    -----------
            REAL ESTATE INVESTMENT TRUSTS - OFFICE PROPERTY: 0.2%
   3,800    HRPT Properties Trust...............................         26,363
                                                                    -----------
            RETAIL: 0.4%
   4,500    A.C. Moore Arts & Crafts, Inc.*.....................         28,688
  15,000    HomeBase,  Inc.*....................................         23,438
                                                                    -----------
                                                                         52,126
                                                                    -----------
            RETAIL - APPAREL/SHOES: 3.6%
   2,000    American Eagle Outfitters, Inc.*....................         28,000
   1,800    AnnTaylor Stores Corp...............................         59,625
   2,500    Burlington Coat Factory Warehouse Corp..............         27,031
   9,000    Friedman's, Inc.....................................         44,438
   5,000    Gadzooks, Inc.*.....................................         58,047
  41,800    One Price Clothing Stores, Inc.*....................        104,500
   2,500    Pacific Sunwear of California, Inc..................         46,875
   8,000    Paul Harris Stores, Inc.............................         21,000
   3,000    Syms Corp.*.........................................         11,813
   3,000    Urban Outfitters, Inc.*.............................         26,438
                                                                    -----------
                                                                        427,767
                                                                    -----------
            RETAIL - DISCOUNT: 0.2%
   3,300    Kmart Corp.*........................................         22,481
                                                                    -----------

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

            RETAIL - ELECTRONICS: 0.1%
   4,000    Sytemax, Inc........................................    $    15,500
                                                                    -----------
            RETAIL - MISCELLANEOUS/DIVERSIFIED: 1.7%
   5,000    Action Performance Companies, Inc.*.................         36,250
   5,000    Jo-Ann Stores, Inc..................................         38,125
   7,000    OfficeMax, Inc.*....................................         35,000
   4,000    Pep Boys Manny, Moe&Jack (The)......................         24,000
   2,000    Rex Stores Corp.*...................................         46,625
   6,230    Tandycrafts, Inc.*..................................         17,522
                                                                    -----------
                                                                        197,522
                                                                    -----------
            RETAIL - RESTAURANTS: 0.2%
   3,500    Landry's Seafood Restaurants, Inc...................         29,750
                                                                    -----------
            RETAIL - SPECIALTY: 0.6%
   2,000    Barnes & Noble, Inc.*...............................         44,500
   2,700    Trans World Entertainment Corp......................         32,738
                                                                    -----------
                                                                         77,238
                                                                    -----------
            RUBBER AND PLASTICS: 2.1%
  15,705    Applied Extrusion Technology, Inc...................         82,451
   3,000    Cooper Tire & Rubber................................         33,375
   2,000    Goodyear Tire & Rubber Co. (The)....................         40,000
   6,000    Lamson & Sessions Co. (The).........................         91,875
                                                                    -----------
                                                                        247,701
                                                                    -----------
            SAVINGS & LOAN/THRIFTS: 1.3%
   7,000    Bankatlantic Bancorp, Inc...........................         26,250
   2,400    Firstfed Financial Corp.............................         33,900
   2,200    Golden State Bancorp, Inc.*.........................         39,600
   2,500    PVF Capital Corp....................................         24,531
   4,000    Sovereign BanCorp., Inc.............................         28,125
                                                                    -----------
                                                                        152,406
                                                                    -----------
            SAVINGS AND LOAN: 0.4%
   1,500    Washington Mutual, Inc..............................         43,313
                                                                    -----------

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

            SERVICES: 0.2%
   4,000    IMCO Recycling, Inc.................................    $    21,750
                                                                    -----------
            STEEL PIPE AND TUBE: 1.2%
   4,900    Maverick Tube Corp.*................................        142,713
                                                                    -----------
            STEEL PRODUCERS: 0.8%
   8,000    LTV Corp. (The).....................................         23,000
   8,000    Oregon Steel Mills, Inc.............................         15,500
   9,046    Rouge Industries, Inc. - Class A....................         27,138
   3,000    Ryerson Tull, Inc...................................         31,125
                                                                    -----------
                                                                         96,763
                                                                    -----------
            SUPER - REGIONAL BANKS: 0.2%
     819    First Union Corp....................................         20,321
                                                                    -----------
            TECHNOLOGY: 0.3%
   3,000    THQ, Inc.*..........................................         36,563
                                                                    -----------
            TELECOMMUNICATIONS - EQUIPMENT: 0.5%
   4,000    Davox Corp..........................................         51,750
   2,000    RF Industries, Ltd.*................................         10,000
                                                                    -----------
                                                                         61,750
                                                                    -----------
            TEXTILE - HOME FURNISHINGS: 0.3%
   4,000    Mikasa, Inc.........................................         38,750
                                                                    -----------
            TEXTILE APPAREL: 0.4%
   3,500    Unifi, Inc.*........................................         43,313
                                                                    -----------
            TEXTILE PRODUCTS: 0.2%
   5,000    Dixie Group, Inc. (The)*............................         19,375
                                                                    -----------
            TOBACCO: 0.8%
   1,000    Philip Morris Companies, Inc........................         26,563
   1,600    R.J. Reynolds Tobacco Holdings, Inc.................         44,700
   1,700    UST, Inc............................................         24,969
                                                                    -----------
                                                                         96,232
                                                                    -----------

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

            TOOLS - HAND HELD: 0.5%
   7,000    P & F Industries, Inc. - Class A*...................    $    59,500
                                                                    -----------
            TOYS: 0.9%
   2,000    J. C. Penney Co., Inc...............................         36,875
   3,000    Mattel, Inc.........................................         39,563
   1,100    Sears, Roebuck and Co...............................         35,888
                                                                    -----------
                                                                        112,326
                                                                    -----------
            TRANSPORTATION: 0.3%
   2,300    American Freightways Corp.*.........................         33,350
                                                                    -----------
            TRANSPORTATION - MARINE: 1.1%
   2,700    Offshore Logistics, Inc.............................         38,813
     434    Sabre Holdings Corp.................................         12,358
   2,200    Sea Containers Ltd. - Class A.......................         46,475
   1,900    Stolt-Nielsen SA ADR................................         34,081
                                                                    -----------
                                                                        131,727
                                                                    -----------
            TRANSPORTATION - RAIL: 0.7%
   9,800    Cannon Express, Inc.*...............................         20,825
   9,000    Consolidated  Freightways  Corp.....................         36,563
   1,200    CSX Corp............................................         25,425
                                                                    -----------
                                                                         82,813
                                                                    -----------
            TRUCKING: 0.5%
   3,000    Old Dominion Freight Line Inc.......................         29,250
   1,900    Yellow Corp.*.......................................         28,025
                                                                    -----------
                                                                         57,275
                                                                    -----------
            VITAMINS & NUTRITION PRODUCTS: 0.2%
   4,000    Nature's Sunshine Products, Inc.....................         28,000
                                                                    -----------
            WIRELESS EQUIPMENT: 0.6%
   6,667    Glenayre Technologies, Inc.*........................         70,420
                                                                    -----------
            TOTAL COMMON STOCKS (cost $9,932,879)**.............     11,348,568
                                                                    -----------

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------
Principal
 Amount     SHORT-TERM INVESTMENT: 4.8%                             Market Value
--------------------------------------------------------------------------------

$563,593    Firstar Stellar Treasury Fund (cost $563,592).......    $   563,592
                                                                    -----------
            TOTAL INVESTMENTS IN SECURITIES
            (cost $10,496,472) 100.2%...........................     11,912,160
            Liabilities in excess of Other Assets:  (0.2)%......        (16,259)
                                                                    -----------
            NET ASSETS: 100.0%..................................    $11,895,901
                                                                    ===========

* Non-income producing security.

** At June 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

            Gross unrealized appreciation.......................    $ 2,979,381
            Gross unrealized depreciation.......................     (1,563,693)
                                                                    -----------
            Net unrealized appreciation.........................    $ 1,415,688
                                                                    ===========

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $10,496,472)........    $11,912,160
  Receivables:
    Dividends and interest......................................          8,549
    Fund shares sold............................................         23,617
  Deferred organization costs...................................         17,546
  Prepaid expenses .............................................         41,804
                                                                    -----------
          Total assets..........................................     12,003,676
                                                                    -----------
LIABILITIES
  Payables:
    Securities purchased........................................         94,993
    Due to advisor..............................................          7,882
    Administration fees.........................................          2,466
    Distribution fees...........................................          2,434
                                                                    -----------
          Total liabilities.....................................        107,775
                                                                    -----------

NET ASSETS......................................................    $11,895,901
                                                                    ===========
  Net asset value, offering and redemption price per share
  ($11,895,901/736,132 shares outstanding; unlimited number
  of shares authorized, par value $.01).........................    $     16.16
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital...............................................    $ 8,848,710
  Accumulated net investment loss...............................        (51,293)
  Accumulated net realized gain on investments..................      1,682,796
  Net unrealized appreciation on investments....................      1,415,688
                                                                    -----------
          Net assets............................................    $11,895,901
                                                                    ===========

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends...................................................    $    52,309
    Interest....................................................         14,341
                                                                    -----------
       Total income.............................................         66,650
                                                                    -----------
  Expenses
    Advisory fees...............................................         52,481
    Administration fees.........................................         14,959
    Distribution fees...........................................         13,120
    Transfer agent fees.........................................         12,465
    Fund accounting fees........................................          7,979
    Audit fees..................................................          7,480
    Registration expense........................................          5,984
    Deferred organization expense...............................          3,491
    Legal fees..................................................          2,992
    Custody fees................................................          2,493
    Reports to shareholders.....................................          1,995
    Trustee fees................................................          1,883
    Miscellaneous...............................................            930
    Insurance expense...........................................            594
                                                                    -----------
       Total expenses...........................................        128,846
       Less: Advisory fees waived...............................        (10,903)
                                                                    -----------
       Net expenses.............................................        117,943

       NET INVESTMENT LOSS......................................        (51,293)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments..............................        840,237
  Net change in unrealized depreciation on investments..........        (64,328)
                                                                    -----------
    Net realized and unrealized gain on investments.............        775,909
                                                                    -----------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....    $   724,616
                                                                    ===========

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------
                                                                     Six Months            Year
                                                                        Ended             Ended
                                                                    June 30, 2000#   December 31, 1999
                                                                    --------------   -----------------
NET INCREASE (DECREASE) IN ASSETS FROM OPERATIONS
OPERATIONS
  Net investment loss...........................................     $   (51,293)       $   (87,003)
  Net realized gain on investments..............................         840,237            996,478
  Net change in unrealized (depreciation) / appreciation
    on investments..............................................         (64,328)         2,273,900
                                                                     -----------        -----------
       Net increase in net assets resulting from operations.....         724,616          3,183,375
                                                                     -----------        -----------
CAPITAL SHARE TRANSACTIONS
  Net increase / (decrease) in net assets derived from net
    change in outstanding shares (a)............................       3,508,707         (2,562,764)
                                                                     -----------        -----------
       Total increase in net assets ............................       4,233,323            620,611

NET ASSETS
  Beginning of period...........................................       7,662,578          7,041,967
                                                                     -----------        -----------
  End of period ................................................     $11,895,901        $ 7,662,578
                                                                     ===========        ===========

(a) A summary of capital shares transactions is as follows:

                                        Six Months                         Year
                                           Ended                           Ended
                                       June 30, 2000#                 December 31, 1999
                                 ---------------------------     ---------------------------
                                 Shares      Paid in Capital     Shares      Paid in Capital
                                 ------      ---------------     ------      ---------------
Shares sold ..................   276,572       $ 4,629,783        155,390      $ 1,691,973
Shares redeemed...............   (67,197)       (1,121,076)      (405,050)      (4,254,737)
                                --------       -----------      ---------      -----------
Net increase/(decrease).......   209,375       $ 3,508,707       (249,660)     $(2,562,764)
                                ========       ===========      =========      ===========

# Unaudited.

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

FINANCIAL HIGHLIGHTS - FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months             Year            January 2, 1998*
                                                                   Ended               Ended               through
                                                               June 30, 2000#     December 31, 1999    December 31, 1998
                                                               --------------     -----------------    -----------------
Net asset value, beginning of period .........................     $ 14.55             $ 9.07                $10.00
                                                                   -------             ------                ------
Income from investment operations:
  Net investment loss ........................................       (0.07)             (0.21)                (0.08)
  Net realized and unrealized gain / (loss) on
    investments ..............................................        1.68               5.69                 (0.85)
                                                                   -------             ------                ------
Total from investment operations .............................        1.61               5.48                 (0.93)
                                                                   -------             ------                ------
Net asset value, end of period ...............................     $ 16.16             $14.55                $ 9.07
                                                                   =======             ======                ======
Total return .................................................       11.07%+            60.42%                (9.30%)+

Ratios/supplemental data:
Net assets, end of period (thousands) ........................     $11,896             $7,663                $7,042

Ratio of expenses to average net assets:
  Before expense reimbursement ...............................        2.44%**            3.60%                 3.74%**
  After expense reimbursement ................................        2.25%**            2.20%                 2.25%**

Ratio of net investment income / (loss) to average
net assets:
  After expense reimbursement ................................        0.97%**           (1.32%)               (1.28%)**

Portfolio turnover rate ......................................       14.39%+            19.00%                 5.82%+

# Unaudited

* Commencement of operations.

** Annualized.

+ Not Annualized.

See accompanying Notes to Financial Statements.

                                THE AL FRANK FUND

NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Al Frank Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on January 2, 1998. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing in out of favor and undervalued equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $35,000 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the six months ended June 30, 2000, Al Frank Asset Management (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended June 30, 2000, the Fund incurred $52,481 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.25% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended June 30, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $10,903; no amounts were reimbursed to the Advisor.

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Fund asset level                         Fee rate
     ----------------                         --------
     Less than $15 million                    $30,000
     $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
     More than $150 million                   0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

                                THE AL FRANK FUND

--------------------------------------------------------------------------------

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b--1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". During the six months ended June 30, 2000, the Fund paid the Distribution Coordinator in the amount of $13,120.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the six months ended June 30, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,431,328 and $1,421,108, respectively.

                                     ADVISOR

                         Al Frank Asset Management, Inc.
                           465 Forest Avenue, Suite I
                         Laguna Beach, California 92651
                                 www.alfrank.com


                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018


                                    CUSTODIAN

                     Firstar Institutional Custody Services
                           425 Walnut Street, M/L 6118
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT

                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                            Hauppauge, New York 11788


                                  LEGAL COUNSEL

                     Paul, Hastings, Janofsky & Walker, LLP
                              345 California Street
                         San Francisco, California 94104